SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2001 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2001-14A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-63602-03               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-14A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of August 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On November 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  December 3, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 26, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      200,000,000.00  177,088,990.58   33,984,762.50   875,498.90      34,860,261.40      0.00        0.00      143,104,228.08
IA2      130,802,000.00  115,817,970.73   22,226,374.52   594,783.48      22,821,158.00      0.00        0.00       93,591,596.21
IIA1      90,336,000.00   84,023,112.45    8,563,318.53   423,242.97       8,986,561.50      0.00        0.00       75,459,793.92
IIA2      70,000,000.00   65,108,238.93    6,635,586.00   335,560.54       6,971,146.54      0.00        0.00       58,472,652.93
B1         6,368,000.00    6,356,493.60        5,881.10    32,681.94          38,563.04      0.00        0.00        6,350,612.50
B2         5,094,000.00    5,084,795.60        4,704.51    26,143.50          30,848.01      0.00        0.00        5,080,091.09
B3         2,801,000.00    2,795,938.85        2,586.84    14,375.33          16,962.17      0.00        0.00        2,793,352.01
B4         1,783,000.00    1,779,778.28        1,646.67     9,150.74          10,797.41      0.00        0.00        1,778,131.61
B5         1,018,000.00    1,016,160.57          940.16     5,224.59           6,164.75      0.00        0.00        1,015,220.41
B6         1,278,726.00    1,276,415.46        1,180.98     6,562.70           7,743.68      0.00        0.00        1,275,234.48
R                100.00            0.00            0.00         0.00               0.00      0.00        0.00                0.00
TOTALS   509,480,826.00  460,347,895.05   71,426,981.81 2,323,224.69      73,750,206.50      0.00        0.00      388,920,913.24

IA3      200,000,000.00  177,088,990.58            0.00    22,136.12          22,136.12      0.00        0.00      143,104,228.08
IIA3      90,336,000.00   84,023,112.45            0.00     9,802.70           9,802.70      0.00        0.00       75,459,793.92
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1        86358RHK6    885.44495290  169.92381250    4.37749450   174.30130700      715.52114040        IA1             5.932603 %
IA2        86358RHL4    885.44495291  169.92381248    4.54720478   174.47101726      715.52114043        IA2             6.162603 %
IIA1       86358RHX8    930.11769892   94.79408575    4.68520822    99.47929397      835.32361318        IIA1            6.044665 %
IIA2       86358RHN0    930.11769900   94.79408571    4.79372200    99.58780771      835.32361329        IIA2            6.184665 %
B1         86358RHP5    998.19309045    0.92353957    5.13221420     6.05575377      997.26955088        B1              6.169806 %
B2         86358RHQ3    998.19308991    0.92353946    5.13221437     6.05575383      997.26955045        B2              6.169806 %
B3         86358RHR1    998.19309175    0.92354159    5.13221350     6.05575509      997.26955016        B3              6.169806 %
B4         86358RHT7    998.19309030    0.92353898    5.13221537     6.05575435      997.26955132        B4              6.169806 %
B5         86358RHU4    998.19309430    0.92353635    5.13221022     6.05574656      997.26955796        B5              6.169806 %
B6         86358RHV2    998.19309219    0.92355986    5.13221754     6.05577739      997.26953233        B6              6.169806 %
R          86358RHS9      0.00000000    0.00000000    0.00000000     0.00000000        0.00000000        R               6.162603 %
TOTALS                  903.56274772  140.19562300    4.55998454   144.75560754      763.36712471

IA3        86358RHM2    885.44495290    0.00000000    0.11068060     0.11068060      715.52114040        IA3             0.150000 %
IIA3       86358RHW0    930.11769892    0.00000000    0.10851377     0.10851377      835.32361318        IIA3            0.140000 %
----------------------------------------------------------------------------------------------------   ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                   Nadezhka Thomas
                  JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                         Email: nadezhka.thomas@chase.com
                     ---------------------------------------

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001


Total Scheduled Principal Amounts                          425,855.66
Group 1 Scheduled Principal Amounts                        283,109.28
Group 2 Scheduled Principal Amounts                        142,776.38

Total Unscheduled Principal Amounts                     71,001,096.15
Group 1 Unscheduled Principal Amounts                   55,939,465.56
Group 2 Unscheduled Principal Amounts                   15,061,630.59

Total Net Liquidation Proceeds                                   0.00
Group 1 Net Liquidation Proceeds                                 0.00
Group 2 Net Liquidation Proceeds                                 0.00

Total Insurance Proceeds                                         0.00
Group 1 Insurance Proceeds                                       0.00
Group 2 Insurance Proceeds                                       0.00
Aggregate  Advances                                              0.00
Group 1  Aggregate  Advances                                     0.00
Group 2 Aggregate  Advances                                      0.00

Ending Principal Balance                               388,902,913.53
Group 1 Ending Principal Balance                       249,016,249.49
Group 2 Ending Principal Balance                       139,904,664.04

Current Period Realized Losses                                   0.00
Group 1 Current Period Realized Losses                           0.00
Group 2 Current Period Realized Losses                           0.00

Fraud Loss Limit                                        10,189,617.00
Bankruptcy Loss Loss Limit                                 100,000.00
Special Hazard Loss Loss Limit                           5,094,808.00

Bankruptcy Losses                                                0.00
Group 1 Bankruptcy Losses                                        0.00
Group 2 Bankruptcy Losses                                        0.00

Fraud Losses                                                     0.00
Group 1 Fraud Losses                                             0.00
Group 2 Fraud Losses                                             0.00

Special Hazard Losses                                            0.00
Group 1 Special Hazard Losses                                    0.00
Group 2 Special Hazard Losses                                    0.00

Servicing Fees                                             191,811.73
Master Servicing Fee (including Retained Interest)           1,917.96
Trustee Fees                                                 2,109.93
Class ia1 Insurance Premium                                 11,805.93

Sec. 4.03(ix)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------------------------
                Category     Number     Principal Balance         Percentage

                1 Month         4            2,218,326.39                  0.89 %
                2 Month         0                    0.00                  0.00 %
                3 Month         0                    0.00                  0.00 %
                Total           4            2,218,326.39                  0.89 %


                 Group 2
                -------------------------------
                Category     Number     Principal Balance         Percentage

                1 Month         5            2,965,243.53                  2.12 %
                2 Month         0                    0.00                  0.00 %
                3 Month         0                    0.00                  0.00 %
                 Total          5            2,965,243.53                  2.12 %

                 Group Totals
                -------------------------------
                1 Month         9            5,183,569.92                  1.33 %
                2 Month         0                    0.00                  0.00 %
                3 Month         0                    0.00                  0.00 %
                 Total          9            5,183,569.92                  1.33 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-14A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     November 26, 2001




                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


Sec. 4.03(x)    Number and Aggregate Principal Amounts of REO Loans

                Group 1
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group 2
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %

                Group Totals
                --------------------------------
                Number       Principal Balance               Percentage
                   0                  0.00                 0.00 %


                Aggregate Outstanding Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00

                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00

Sec. 4.03(viv)  Aggregate Outstanding Prepayment Interest Shortfalls
                Class ia1 shortfall                                     0.00
                Class ia2 shortfall                                     0.00
                Class ia3 shortfall                                     0.00
                Class iia1 shortfall                                    0.00
                Class iia2 shortfall                                    0.00
                Class iia3 shortfall                                    0.00

                Class b1 shortfall                                      0.00
                Class b2 shortfall                                      0.00
                Class b3 shortfall                                      0.00
                Class b4 shortfall                                      0.00
                Class b5 shortfall                                      0.00
                Class b6 shortfall                                      0.00
                Class r shortfall                                       0.00

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